Risk management and financial instruments	6 Months Ended
Jun. 30, 2015
Derivative Instruments and Hedging Activities Disclosure [Abstract]
Risk management and financial instruments
Risk management and financial instruments
The Company is exposed to various market risks, including interest rate, foreign currency exchange and concentration of credit risks. The Company may enter into a variety of derivative instruments and contracts to maintain the desired level of exposure arising from these risks.

Interest rate risk management

The Company’s exposure to interest rate risk relates mainly to its floating interest rate debt and balances of surplus funds placed with financial institutions. This exposure is managed through the use of interest rate swaps and other derivative arrangements. The Company’s objective is to obtain the most favorable interest rate borrowings available without increasing its foreign currency exposure. The extent to which the Company utilizes interest rate swaps and other derivatives to manage its interest rate risk is determined by the net debt exposure and its views on future interest rates.

Interest rate swap agreements

At June 30, 2015 the Company was party to interest rate swap agreements with Seadrill and third parties with a combined outstanding principal of $3,537.6 million (December 31, 2014: $3,571.8 million). These agreements do not qualify for hedge accounting and accordingly any changes in the fair values of the swap agreements are included in the consolidated and combined statement of operations under “(Loss)/gain on derivative financial instruments”. The total fair value of the related party interest rate swaps outstanding at June 30, 2015 amounted to an asset of $2.2 million (December 31, 2014: an asset of $6.0 million). The fair value of the related party interest rate swaps are classified as amounts due from related party in the consolidated balance sheet. The total fair value of the third party interest rate swaps outstanding at June 30, 2015 amounted to a liability of $60.6 million (December 31, 2014: a liability of $56.1 million). The fair value of the third party interest rate swaps are classified within other current liabilities in the consolidated balance sheet. The total loss recognized for the six months to June 30, 2015 was $33.6 million (six months to June 30, 2014: loss of $77.0 million).

The Company’s interest rate swap agreements as of June 30, 2015, were as follows:

Outstanding principal		Receive rate	Pay rate	Maturity of contract
(In US$ millions)

$423.7	(1) (2)	3 month LIBOR	1.10%	July 2, 2018
$100.0	(2)	3 month LIBOR	1.36%	October 29, 2019
$75.4	(1) (2)	3 month LIBOR	1.11%	June 19, 2020
$73.5	(1) (2)	3 month LIBOR	1.93%	December 21, 2020
$2,865.0	(1)	3 month LIBOR	2.45 - 2.52%	Feb 2014 - Feb 2021

(1)	The outstanding principal of these amortizing swaps falls with each capital repayment of the underlying loans.

(2)	Related party interest rate swap agreements.

The counterparties to the above interest rate swap agreements are Seadrill and also various banks. The Company believes the counterparties to be creditworthy.

Foreign Currency Risk

The Company and all of its subsidiaries use the U.S. Dollar as their functional currency because the majority of their revenues and expenses are denominated in U.S. Dollars. The Company's reporting currency is also U.S. Dollars. The Company does, however, earn revenue and incur expenses in Canadian Dollars and Nigerian Naira and there is a risk that currency fluctuations could have an adverse effect on the value of the Company's cash flows.

Credit risk

The Company has financial assets which expose the Company to credit risk arising from possible default by counterparties. The Company considers its counterparties to be creditworthy and does not expect any significant loss to result from non-performance by such counterparties. The Company in the normal course of business does not demand collateral from its counterparties.

Fair values of financial instruments

The carrying value and estimated fair value of the Company's financial instruments at June 30, 2015 and December 31, 2014 were as follows:

	June 30, 2015		December 31, 2014
(In US$ millions)	Fair value	Carrying value	Fair value	Carrying value

Cash and cash equivalents	$197.7	$197.7	$242.7	$242.7
Current portion of long-term debt principal	98.9	105.3	68.2	76.5
Current portion of long term debt to related party principal	145.8	145.8	40.4	40.4
Long-term debt principal	2,904.3	3,539.8	2,574.9	3,227.4
Long-term portion of debt to related party principal	178.3	178.3	306.1	306.1

The carrying value of cash and cash equivalents, which are highly liquid, is a reasonable estimate of fair value and categorized at level 1 on the fair value measurement hierarchy.
The fair value of the revolving credit facility with Seadrill is considered to be equal to the carrying value, as the facility bears an interest of LIBOR plus a margin of 5.0%, with a commitment fee of 40% of the margin, which is estimated to be at market rates. This is therefore categorized at level 2 on the fair value measurement hierarchy.

The fair value of the current and long-term portion of floating rate debt (consisting of external debt, rig financing agreements with Seadrill and vendor financing agreements with Seadrill) are estimated to be equal to the carrying value since they bear variable interest rates, which are reset on a quarterly basis, except for the T-15 and T-16 Rig Facilities which are reset on a semi-annual basis. This debt is not freely tradable and cannot be purchased by the Company at prices other than the outstanding balance plus accrued interest. This is categorized at level 2 on the fair value measurement hierarchy.

The Amended Senior Secured Credit Facilities are freely tradable and therefore the fair value of the current and long-term portion of the outstanding debt have been set equal to the price at which they were traded at on June 30, 2015 and December 31, 2014. We have categorized this at level 1 on the fair value measurement hierarchy.

Other financial instruments that are measured at fair value on a recurring basis are as follows:

	Fair value	Fair value measurements at reporting date using
		Quoted Prices in Active Markets for Identical Assets	Significant Other Observable Inputs	Significant Unobservable Inputs
(In US$ millions)	June 30, 2015	(Level 1)	(Level 2)	(Level 3)
Current Assets:
Derivative instruments – Interest rate swap contracts (Related party)	$2.2	$—	$2.2	$—
Total assets	$2.2	$—	$2.2	$—

Current Liabilities:
Derivative instruments – Interest rate swap contracts	$(60.6)	$—	$(60.6)	$—
Related party deferred and contingent consideration	(275.6)	—	(275.6)	—
Total liabilities	$(336.2)	$—	$(336.2)	$—

	Fair value	Fair value measurements at reporting date using
		Quoted Prices in Active Markets for Identical Assets	Significant Other Observable Inputs	Significant Unobservable Inputs
(In US$ millions)	December 31, 2014	(Level 1)	(Level 2)	(Level 3)
Current Assets:
Derivative instruments – Interest rate swap contracts (related party)	$6.0	—	$6.0	—
Total assets	$6.0	$—	$6.0	$—

Current liabilities:
Derivative instruments – Interest rate swap contracts	$(56.1)	$—	$(56.1)	$—
Related party deferred and contingent consideration	(137.0)	—	(137.0)	—
Total liabilities	$(193.1)	$—	$(193.1)	$—

US GAAP emphasizes that fair value is a market-based measurement, not an entity-specific measurement, and should be determined based on the assumptions that market participants would use in pricing the asset or liability. As a basis for considering market participant assumptions in fair value measurements, US GAAP establishes a fair value hierarchy that distinguishes between market participant assumptions based on market data obtained from sources independent of the reporting entity (observable inputs that are classified within levels one and two of the hierarchy) and the reporting entity's own assumptions about market participant assumptions (unobservable inputs classified within level three of the hierarchy).

Level one input utilizes unadjusted quoted prices in active markets for identical assets or liabilities that the Company has the ability to access. Level two inputs are inputs other than quoted prices included in level one that are observable for the asset or liability, either directly or indirectly. Level two inputs may include quoted prices for similar assets and liabilities in active markets, as well as inputs that are observable for the asset or liability, other than quoted prices, such as interest rates, foreign exchange rates and yield curves that are observable at commonly quoted intervals. Level three inputs are unobservable inputs for the asset or liability, which are typically based on an entity's own assumptions, as there is little, if any, related market activity. In instances where the determination of the fair value measurement is based on inputs from different levels of the fair value hierarchy, the level in the fair value hierarchy within which the entire fair value measurement falls is based on the lowest level input that is significant to the fair value measurement in its entirety. The Company's assessment of the significance of a particular input to the fair value measurement in its entirety requires judgment, and considers factors specific to the asset or liability.

The fair values of interest rate swaps are calculated using well-established independent valuation techniques applied to contracted cash flows and LIBOR interest rates as of June 30, 2015 and December 31, 2014.

The fair value of the related party deferred and contingent consideration relating to the purchase of the West Vela and the West Polaris are estimated to be equal to the carrying value since the liabilities have been calculated using the estimated future cash outflows discounted back to the present value. These liabilities are considered to be at estimated market rates. These are categorized at level 2 on the fair value measurement hierarchy.

Retained risk
a) Physical Damage Insurance
Seadrill has purchased hull and machinery insurance to cover for physical damage to its drilling units and those of the Company and charges the Company for the associated cost for its respective drilling units. The Company retains the risk for the deductibles relating to physical damage insurance on the Company’s fleet. The deductible is currently a maximum of $5.0 million per occurrence.
The Company has elected to place an insurance policy for physical damage to rigs and equipment caused by named windstorms in the U.S. Gulf of Mexico with a Combined Single Limit of $100.0 million in the annual aggregate, which includes loss of hire. The policy covers the 2015 windstorm season from May 1, 2015 to April 30, 2016.

b) Loss of Hire Insurance
With the exception of T-15, T-16 and West Vencedor, Seadrill purchases insurance to cover for loss of revenue in the event of extensive downtime caused by physical damage to its drilling units and those of the Company, where such damage is covered under Seadrill’s physical damage insurance, and charges the Company for the cost related to the Company’s fleet.
The loss of hire insurance has a deductible period of 60 days after the occurrence of physical damage. Thereafter, insurance policies according to which the Company is compensated for loss of revenue are limited to 290 days per event and aggregated per year. The daily indemnity is approximately 75% of the contracted dayrate. The Company retains the risk related to loss of hire during the initial 60 day period, as well as any loss of hire exceeding the number of days permitted under insurance policy.

(c) Protection and Indemnity Insurance
Seadrill purchases protection and indemnity insurance and excess liability insurance for personal injury liability for crew claims, non-crew claims and third-party property damage including oil pollution from the drilling units to cover claims of up to $200.0 million per event and in the aggregate for the West Vencedor; up to $250.0 million per event and in the aggregate for the T-15 and T-16; up to $400.0 million per event and in the aggregate for the West Aquarius, West Capella, West Leo, and West Polaris; and up to $750.0 million per event and in the aggregate for each of the West Auriga, West Vela, West Capricorn and the West Sirius. Effective June 1, 2015, the protection and indemnity insurance for the West Sirius was reduced to $500 million.

The Company retains the risk for the deductible of up to $0.5 million per occurrence relating to protection and indemnity insurance.

Concentration of Risk
There is a concentration of credit risk with respect to cash and cash equivalents as most of the amounts are deposited with Nordea Bank Finland Plc and Danske Bank A/S. The Company considers these risks to be remote.

There is a concentration of credit risk with respect to revenue as the Company has customers that represent more than 10% of total revenues. Refer to Note 3 - Segment Information for an analysis of the Company's revenue by customer.